UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2017

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Depositors of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	333-113579-02	20-0942395	Delaware	333-113579-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100 Mail Stop 02-01-46A Salt Lake City, Utah 84184 (801) 945-5648			4315 South 2700 West, Room 1100 Mail Stop 02-01-46B Salt Lake City, Utah 84184 (801) 945-2068

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	On February 21, 2017, American Express Credit Account Master Trust supplemented its Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2017-1 Supplement, dated as of February 21, 2017 (the “Series 2017-1 Supplement”). The Series 2017-1 Supplement is attached hereto as Exhibit 4.1.

On February 21, 2017, American Express Credit Account Master Trust issued its $2,300,000,000 Class A 1.93% Asset Backed Certificates, Series 2017-1 and $98,572,000 Class B 2.10% Asset Backed Certificates, Series 2017-1.

On February 21, 2017, American Express Credit Account Master Trust supplemented the Pooling and Servicing Agreement with its Series 2017-2 Supplement, dated as of February 21, 2017 (the “Series 2017-2 Supplement”). The Series 2017-2 Supplement is attached hereto as Exhibit 4.2.

On February 21, 2017, American Express Credit Account Master Trust issued its $700,000,000 Class A Floating Rate Asset Backed Certificates, Series 2017-2 and $26,150,000 Class B Floating Rate Asset Backed Certificates, Series 2017-2.

On February 21, 2017, the Asset Representations Review Agreement, dated as of July 20, 2016, was amended by the First Amendment to Asset Representations Review Agreement, dated as of February 21, 2017 (the “First Amendment to ARR Agreement”), by and among American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer. The First Amendment to ARR Agreement is attached hereto as Exhibit 10.1.

Item 9.01.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits: The following are filed as Exhibits to this Report:

Exhibit Number

4.1	Series 2017-1 Supplement, dated as of February 21, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

4.2	Series 2017-2 Supplement, dated as of February 21, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

10.1	First Amendment to Asset Representations Review Agreement, dated as of February 21, 2017, among American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

American Express Receivables Financing Corporation IV LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: February 22, 2017

EXHIBIT INDEX

Exhibit 4.1

Series 2017-1 Supplement, dated as of February 21, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

Exhibit 4.2

Series 2017-2 Supplement, dated as of February 21, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

Exhibit 10.1

First Amendment to Asset Representations Review Agreement, dated as of February 21, 2017, among American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.